EX-23.1

CONSENT OF CPA


DENNIS W. BERSCH, CPA
CERTIFIED PUBLIC ACCOUNTANTS


CONSENT FOR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

PVAXX Corporation

Dated:  February 20, 2001


I hereby consent to the incorporation by reference in this Annul Report to Shareholders on Form 10-KSB (Amendment No. 3 filed 02-20-2001) of my report dated September 20, 2000 appearing on page F-2 of PVAXX Corporation's Annual Report on Amendment No. 3 to Form 10-KSB for the year ended
June 30, 2000. I also consent to the reference to me under the heading "Exhibits" in such Registration Statement.


                                        DENNIS W. BERSCH, CPA

                                        /s/ Dennis W. Bersch

                                        -------------------------------
                                        DENNIS W. BERSCH, CPA